BT INVESTMENT FUNDS (THE "TRUST")
Quantitative Equity Fund (the "Fund")

SUPPLEMENT DATED SEPTEMBER 24, 1999 (REPLACING SUPPLEMENT DATED JULY 15, 1999) TO PROSPECTUS DATED MARCH 29, 1999

THE FOLLOWING SUPPLEMENTS THE SECTION "MANAGEMENT OF THE FUND" IN THE FUND'S
PROSPECTUS:

On June 4, 1999, Bankers Trust Corporation merged with a subsidiary of Deutsche Bank A.G. ("Deutsche Bank"). Deutsche Bank is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail and commercial banking, investment banking and insurance. A Special Meeting of Shareholders ("Special Meeting") was held on September 21, 1999.

Shareholders voted at the Special Meeting to approve a new investment advisory agreement (the "Advisory Agreement") with Bankers Trust Company ("Bankers Trust"). Approval of the Advisory Agreement was sought because Deutsche Bank became Bankers Trust's parent company and, therefore, controls its operations as investment adviser. The services provided to the Fund under the Advisory Agreement are the same as those provided under the previous investment advisory agreement with Bankers Trust.

At the Special Meeting, shareholders also approved a new investment advisory agreement with Morgan Grenfell, Inc. ("MGI"). The new investment advisory agreement with MGI may be implemented within two years of the date of the Special Meeting upon approval of a majority of the members of the Trust's Board of Trustees who are not "interested persons" ("Independent Trustees"). Shareholders also approved a new sub-investment advisory agreement among the Trust, MGI and Bankers Trust under which Bankers Trust may perform certain of MGI's responsibilities, at MGI's expense, upon approval of the Independent Trustees.

The new investment advisory agreement with MGI and the new sub-investment advisory agreement with Bankers Trust will permit Deutsche Bank to simplify the organizational structure of its U.S. mutual fund operations, enhance the efficiency of their administration and promote consistency of internal controls, compliance and regulatory oversight. The deferral in implementing the new investment advisory and sub-investment advisory agreements is needed to permit Deutsche Bank a sufficient amount of time to plan, prepare and institute the necessary arrangements for MGI to consolidate Deutsche Bank's U.S. mutual fund operations.

ABOUT MGI. MGI is located at 885 Third Avenue, 32nd Floor, New York, New York 10022. MGI provides a full range of investment advisory services to institutional clients. MGI serves as investment adviser to ten other investment companies and as sub-adviser to five other investment companies. Under the new investment advisory agreement with MGI, the compensation to MGI and the services provided by MGI to the Fund would be the same as those provided under the Trust's Advisory Agreement with Bankers Trust.

Shareholders also voted to convert the Fund from a stand-alone fund to a master-feeder fund. It is currently anticipated that the Fund would convert to a master-feeder fund on or about December 31, 1999. Under a master-feeder structure, the Fund and its master portfolio would have the same investment objective. The master portfolio would be advised by Bankers Trust. A master portfolio may accept investments from other feeder funds. A feeder bears the master portfolio's expenses in proportion to its assets. Each feeder can set its own transaction minimums, fund-specific expenses, and other conditions. This arrangement allows a Fund's Trustees to withdraw the Fund's assets from the master portfolio if they believe doing so is in the shareholder's best interests. If the Trustees withdraw a Fund's assets, they would then consider whether the Fund should hire its own investment adviser, invest in a different master portfolio or take other action.

THE FOLLOWING REPLACES THE SECTION "PORTFOLIO MANAGER" IN THE FUND'S PROSPECTUS:

Portfolio Managers. The following portfolio managers are responsible for the day-to-day management of the Fund:

Craig Russell
o        Managing Director of Bankers Trust and Portfolio Manager for the Fund.
o        Joined Bankers Trust in 1992 and began managing the Fund in July 1999.
o        Over 10 years of financial industry experience.
o        Bachelor's degree in engineering from the University of Michigan.

Manish Keshive
o        Vice President of Bankers Trust and Portfolio Manager of the Fund.
o        Joined Bankers Trust in 1996 and began managing the Fund in July 1999.
o        Analyst and Trader for the Fund since inception.
o Bachelor's degree in Technology, Indian Institute of Technology in 1993, M.S., Massachusetts Institute of Technology in 1995.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SUPP812 (9/99)

CUSIP:
055922652

BT INVESTMENT FUNDS (THE "TRUST")
Quantitative Equity Fund (the "Fund")

SUPPLEMENT DATED SEPTEMBER 24, 1999 TO STATEMENT OF ADDITIONAL INFORMATION DATED MARCH 29, 1999

THE FOLLOWING REPLACES THE APPLICABLE SECTIONS OF "MANAGEMENT OF THE TRUST AND THE FUND" IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION:

TRUSTEES OF THE TRUST1

CHARLES P. BIGGAR (birth date: October 13, 1930) -- Trustee of the Trust; Trustee or Trustee Nominee of each of the other investment companies in the BT Fund Complex2; Retired; former Vice President, International Business Machines ("IBM") and President, National Services and the Field Engineering Divisions of IBM. His address is 12 Hitching Post Lane, Chappaqua, New York 10514.

S. LELAND DILL (birth date: March 28, 1930) -- Trustee of the Trust; Trustee or Trustee nominee of each of the other investment companies in the BT Fund Complex; Retired; Director, Coutts (U.S.A.) International; Trustee, Phoenix-Zweig Trust3 and Phoenix-Euclid Market Neutral Fund3; former Partner, KPMG Peat Marwick; Director, Vintners International Company Inc.; Director, Coutts Trust Holdings Ltd., Director, Coutts Group; General Partner, Pemco3. His address is 5070 North Ocean Drive, Singer Island, Florida 33404.

MARTIN J. GRUBER (birth date: July 15, 1937) -- Trustee of the Trust; Trustee or Trustee nominee of each of the other investment companies in the BT Fund Complex; Nomura Professor of Finance, Leonard N. Stern School of Business, New York University (since 1964); Trustee, TIAA3; Trustee, SG Cowen Mutual Funds3; Trustee, Japan Equity Fund3; Trustee, Taiwan Equity Fund3. His address is 229 South Irving Street, Ridgewood, New Jersey 07450.

RICHARD HALE* (birth date: July 17, 1945) -- Trustee of the Trust; Trustee or Trustee nominee of each of the other investment companies in the BT Fund Complex; Managing Director, Deutsche Asset Management; Director, Flag Investors Funds3; Managing Director, Deutsche Banc Alex. Brown Incorporated; Director and President, Investment Company Capital Corp. His address is 205 Woodbrook Lane, Baltimore, Maryland 21212.

----------
1 When the Fund converts to a master-feeder structure, which is expected to occur on or about December 31, 1999, the Fund, upon conversion, will invest in a master fund, whose Board will be identical in composition to the Board of the Trust.


2 The "BT Fund Complex" consists of the Trust, BT Institutional Funds, BT Pyramid Mutual Funds, BT Advisor Funds, Cash Management Portfolio, Intermediate Tax Free Portfolio, Tax Free Money Portfolio, NY Tax Free Money Portfolio, Treasury Money Portfolio, International Equity Portfolio, Equity 500 Index Portfolio, Capital Appreciation Portfolio, Asset Management Portfolio and BT Investment Portfolios.

3 An investment company registered under the Investment Company Act of 1940, as amended (the "Act").

RICHARD J. HERRING (birth date: February 18, 1946) -- Trustee of the Trust; Trustee or Trustee nominee of each of the other investment companies in the BT Fund Complex; Jacob Safra Professor of International Banking, Professor of Finance and Vice Dean, The Wharton School, University of Pennsylvania (since
1972). His address is 325 South Roberts Road, Bryn Mawr, Pennsylvania 19010.

BRUCE E. LANGTON (birth date: May 10, 1931) -- Trustee of the Trust; Trustee or Trustee nominee of each of the other investment companies in the BT Fund Complex; Retired; Trustee, Allmerica Financial Mutual Funds (1992-present); Member, Pension and Thrift Plans and Investment Committee, Unilever U.S. Corporation (1989 to present)4; Director, TWA Pilots Directed Account Plan and 401(k) Plan (1988 to present)3. His address is 99 Jordan Lane, Stamford, Connecticut 06903.

PHILIP SAUNDERS, JR. (birth date: October 11, 1935) -- Trustee of the Trust; Trustee or Trustee nominee of each of the other investment companies in the BT Fund Complex; Principal, Philip Saunders Associates (Economic and Financial Analysis); former Director, Financial Industry Consulting, Wolf & Company; President, John Hancock Home Mortgage Corporation; Senior Vice President of Treasury and Financial Services, John Hancock Mutual Life Insurance Company, Inc. His address is 445 Glen Road, Weston, Massachusetts 02193.

HARRY VAN BENSCHOTEN (birth date: February 18, 1928) -- Trustee of the Trust; Trustee or Trustee nominee of each of the other investment companies in the BT Fund Complex; Retired; Director, Canada Life Insurance Corporation of New York. His address is 6581 Ridgewood Drive, Naples, Florida 34108.

* "Interested Person" within the meaning of Section 2(a)(19) of the Act. Mr. Hale is a Managing Director of Deutsche Asset Management, the U.S. asset management unit of Deutsche Bank A.G. and its affiliates.

The Board has an Audit Committee that meets with the Trust's independent accountants to review the financial statements of the Trust, the adequacy of internal controls and the accounting procedures and policies of the Trust. Each member of the Board except Mr. Hale is also a member of the Audit Committee.


                              OFFICERS OF THE TRUST


DANIEL O. HIRSCH (birth date: March 27, 1954) -- Secretary of the Trust; Director, Deutsche Banc Alex. Brown Incorporated and Investment Company Capital Corp. since July 1998; Assistant General Counsel, Office of the General Counsel, United States Securities and

----------
4 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended.

Exchange Commission from 1993 to 1998. His address is One South Street, Baltimore, Maryland 21202.

JOHN A. KEFFER (birth date: July 14, 1942) -- President and Chief Executive Officer of the Trust; President, Forum Financial Group L.L.C. and its affiliates; President, ICC Distributors, Inc.5 His address is ICC Distributors, Inc., Two Portland Square, Portland, Maine 04101.

CHARLES A. RIZZO (birth date: August 5, 1958) Treasurer of the Trust; Vice President and Department Head, Deutsche Asset Management since 1998; Senior Manager, PricewaterhouseCoopers LLP from 1993 to 1998. His address is One South Street, Baltimore, Maryland 21202.


Messrs. Hirsch, Keffer and Rizzo also hold similar positions for other investment companies for which ICC Distributors, Inc. or an affiliate serves as the principal underwriter.

No person who is an officer or director of Bankers Trust Company is an officer or Trustee of the Trust. No director, officer or employee of ICC Distributors, Inc. or any of its affiliates will receive any compensation from the Trust for serving as an officer or Trustee of the Trust.


                           TRUSTEE COMPENSATION TABLE

                                                         TOTAL COMPENSATION FROM
 NAME OF PERSON, POSITION     AGGREGATE COMPENSATION     BT FUND COMPLEX PAID TO
                                   FROM TRUST6                   TRUSTEES6
Charles P. Biggar, Trustee             N/A                              $36,250
S. Leland Dill, Trustee                $14,485                          $36,250
Martin J. Gruber, Trustee              N/A                              $36,250
Richard Hale, Trustee                  N/A                              N/A
Richard J. Herring, Trustee            N/A                              $35,000
Bruce E. Langton, Trustee              N/A                              $35,000
Philip Saunders, Jr., Trustee          $14,582                          $36,250
Harry Van Benschoten, Trustee          N/A                              $36,250



               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SUPPSAI812 (9/99)

CUSIP:
055922652

----------
5 Underwriter/distributor for the Trust. Mr. Keffer owns 100% of the shares of ICC Distributors, Inc.
6 As of December 31, 1998.


                                       3